UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 19, 2024

BioVie Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-39015	46-2510769
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
680 W Nye Lane Suite 201 Carson City, NV	89703
(Address of Principal Executive Offices)	(Zip Code)

(775) 888-3162
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BIVI	The Nasdaq Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On January 19, 2024, BioVie Inc. (the “Company”) filed a prospectus supplement (the “Prospectus Supplement”) in connection with the previously disclosed Controlled Equity OfferingSM Sales Agreement, dated August 31, 2022 (the “Sales Agreement”), between the Company and Cantor Fitzgerald & Co. (the “Agent”), pursuant to which the Company may offer and sell, from time to time, through or to the Agent, shares of the Company’s Class A common stock, par value $0.0001, having an aggregate offering price of $25,000,000 million (the “Shares”).

As of January 19, 2024, the Company has issued 8,136,058 shares under the Sales Agreement for a total net proceeds of $59.4 million after commissions and expenses of approximately $1.8 million, pursuant to a shelf registration statement on Form S-3 (No. 333-252386), which was filed with the SEC on January 22, 2021, declared effective on February 2, 2021, and is scheduled to expire on February 2, 2024.

The issuance and sale, if any, of the Shares by the Company under the Sales Agreement will be made pursuant to the Company’s effective registration statement on Form S-3 (Registration Statement No. 333-274083), filed with the U.S. Securities and Exchange Commission on August 18, 2023 and declared effective on August 28, 2023, the base prospectus contained within the Registration Statement, and the prospectus supplement that was filed with the SEC on January 19, 2024.

A copy of the opinion of Sherman & Howard L.L.C. relating to the validity of the Shares that may be sold pursuant to the Sales Agreement is filed herewith as Exhibit 5.1.

This Current Report on Form 8-K shall not constitute an offer to sell or solicitation of an offer to buy the Shares described herein, nor shall there be any sale of these securities in any state which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities law of such state or jurisdiction.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
5.1	Opinion of Sherman & Howard L.L.C.
23.1	Consent of Sherman & Howard L.L.C. (contained in Exhibit 5.1)
104	Cover Page Interactive Data File (formatted as inline XBRL with applicable taxonomy extension information contained in Exhibits 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 19, 2024

BIOVIE INC.

By:	/s/ Joanne Wendy Kim
Name:	Joanne Wendy Kim
Title:	Chief Financial Officer